Exhibit 99.2

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

For the 3 months ending June 30, 2017 and 2016

	2nd Quarter
(in thousands, except per share data)	2017	2016	Change
Revenues
Oil, natural gas liquids and natural gas sales	$218,723	$171,637	$47,086
Gain (loss) on derivative instruments, net	38,101	(65,872)	103,973

Total revenues	256,824	105,765	151,059

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	43,909	42,840	1,069
Production and ad valorem taxes	13,218	11,265	1,953
Depreciation, depletion and amortization	121,549	117,035	4,514
Asset impairment	29	—	29
Exploration	1,998	1,520	478
General and administrative (including stock based compensation of $3,191 and $5,504 for the three months ended June 30, 2017, and 2016, respectively)	19,792	23,548	(3,756)
Accretion of discount on asset retirement obligations	1,443	1,779	(336)
(Gain) loss on sale of assets and other	172	(161,097)	161,269

Total operating costs and expenses	202,110	36,890	165,220

Operating Income	54,714	68,875	(14,161)

Other Income (Expense)
Interest expense	(9,145)	(9,038)	(107)
Other income	45	63	(18)

Total other expense	(9,100)	(8,975)	(125)

Income Before Income Taxes	45,614	59,900	(14,286)
Income tax expense	16,133	23,141	(7,008)

Net Income	$29,481	$36,759	$(7,278)

Diluted Earnings Per Average Common Share	$0.30	$0.38	$(0.08)

Basic Earnings Per Average Common Share	$0.30	$0.38	$(0.08)

Diluted Average Common Shares Outstanding	97,693	97,389	304

Basic Average Common Shares Outstanding	97,189	97,067	122

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

For the 6 months ending June 30, 2017 and 2016

	Year-to-date
(in thousands, except per share data)	2017	2016	Change
Revenues
Oil, natural gas liquids and natural gas sales	$395,098	$294,401	$100,697
Gain (loss) on derivative instruments, net	102,647	(60,417)	163,064

Total revenues	497,745	233,984	263,761

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	85,197	90,567	(5,370)
Production and ad valorem taxes	26,038	22,435	3,603
Depreciation, depletion and amortization	221,201	236,397	(15,196)
Asset impairment	1,489	220,025	(218,536)
Exploration	5,634	1,762	3,872
General and administrative (including stock based compensation of $6,388 and $7,975 for the six months ended June 30, 2017, and 2016, respectively)	40,191	53,073	(12,882)
Accretion of discount on asset retirement obligations	2,857	3,536	(679)
Gain on sale of assets and other	(1,003)	(160,875)	159,872

Total operating costs and expenses	381,604	466,920	(85,316)

Operating Income (Loss)	116,141	(232,936)	349,077

Other Income (Expense)
Interest expense	(18,111)	(18,871)	760
Other income	428	159	269

Total other expense	(17,683)	(18,712)	1,029

Income (Loss) Before Income Taxes	98,458	(251,648)	350,106
Income tax expense (benefit)	35,574	(85,291)	120,865

Net Income (Loss)	$62,884	$(166,357)	$229,241

Diluted Earnings Per Average Common Share	$0.64	$(1.81)	$2.45

Basic Earnings Per Average Common Share	$0.65	$(1.81)	$2.46

Diluted Average Common Shares Outstanding	97,648	91,850	5,798

Basic Average Common Shares Outstanding	97,165	91,850	5,315

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of June 30, 2017 and December 31, 2016

(in thousands)	June 30, 2017	December 31, 2016
ASSETS
Current Assets
Cash and cash equivalents	$498	$386,093
Accounts receivable, net	104,359	73,322
Inventories, net	18,263	14,222
Derivative instruments	39,063	50
Income tax receivable	301	27,153
Prepayments and other	4,410	5,071

Total current assets	166,894	505,911

Property, Plant and Equipment
Oil and natural gas properties, net	4,513,743	4,016,683
Other property and equipment, net	45,241	44,869

Total property, plant and equipment, net	4,558,984	4,061,552

Other postretirement assets	3,595	3,619
Noncurrent derivative instruments	9,534	—
Other assets	7,725	8,741

TOTAL ASSETS	$4,746,732	$4,579,823

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Long-term debt due within one year	17,000	24,000
Accounts payable	65,770	65,031
Accrued taxes	12,734	7,252
Accrued wages and benefits	15,709	25,089
Accrued capital costs	95,509	79,988
Revenue and royalty payable	48,332	51,217
Derivative instruments	481	65,467
Other	17,778	20,160

Total current liabilities	273,313	338,204

Long-term debt	659,158	527,443
Asset retirement obligations	84,867	81,544
Deferred income taxes	532,605	495,888
Noncurrent derivative instruments	502	3,006
Other long-term liabilities	8,545	13,136

Total liabilities	1,558,990	1,459,221

Total Shareholders’ Equity	3,187,742	3,120,602

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$4,746,732	$4,579,823

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending June 30, 2017 and 2016

	2nd Quarter
(in thousands, except sales price and per unit data)	2017	2016	Change
Operating and production data
Oil, natural gas liquids and natural gas sales
Oil	$182,701	$146,360	$36,341
Natural gas liquids	18,634	13,928	4,706
Natural gas	17,388	11,349	6,039

Total	$218,723	$171,637	$47,086

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$31,067	$(54,729)	$85,796
Natural gas liquids	4,530	—	4,530
Natural gas	1,737	(5,896)	7,633

Total	$37,334	$(60,625)	$97,959

Closed gains (losses) on derivative instruments
Oil	$152	$(6,297)	$6,449
Natural gas liquids	(80)	—	(80)
Natural gas	695	1,050	(355)

Total	$767	$(5,247)	$6,014

Total revenues	$256,824	$105,765	$151,059

Production volumes
Oil (MBbl)	4,102	3,558	544
Natural gas liquids (MMgal)	51.6	44.8	6.8
Natural gas (MMcf)	7,596	7,296	300

Total production volumes (MBOE)	6,596	5,841	755

Average daily production volumes
Oil (MBbl/d)	45.1	39.1	6.0
Natural gas liquids (MMgal/d)	0.6	0.5	0.1
Natural gas (MMcf/d)	83.5	80.2	3.3

Total average daily production volumes (MBOE/d)	72.5	64.2	8.3

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$44.58	$39.37	$5.21
Natural gas liquids (per gallon)	$0.36	$0.31	$0.05
Natural gas (per Mcf)	$2.38	$1.70	$0.68
Average realized prices excluding effects of all derivative instruments
Oil (per barrel)	$44.54	$41.14	$3.40
Natural gas liquids (per gallon)	$0.36	$0.31	$0.05
Natural gas (per Mcf)	$2.29	$1.56	$0.73
Costs per BOE
Oil, natural gas liquids and natural gas production expenses	$6.66	$7.34	$(0.68)
Production and ad valorem taxes	$2.00	$1.93	$0.07
Depreciation, depletion and amortization	$18.43	$20.04	$(1.61)
Exploration expense	$0.30	$0.26	$0.04
General and administrative	$3.00	$4.03	$(1.03)
Capital expenditures (including acquisitions)	$336,111	$92,962	$243,149

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 6 months ending June 30, 2017 and 2016

	Year-to-date
(in thousands, except sales price and per unit data)	2017	2016	Change
Operating and production data
Oil, natural gas liquids and natural gas sales
Oil	$329,371	$248,517	$80,854
Natural gas liquids	34,268	22,517	11,751
Natural gas	31,459	23,367	8,092

Total	$395,098	$294,401	$100,697

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$89,125	$(56,428)	$145,553
Natural gas liquids	11,617	—	11,617
Natural gas	8,961	(4,454)	13,415

Total	$109,703	$(60,882)	$170,585

Closed gains (losses) on derivative instruments
Oil	$(5,858)	$(1,203)	$(4,655)
Natural gas liquids	(1,545)	—	(1,545)
Natural gas	347	1,668	(1,321)

Total	$(7,056)	$465	$(7,521)

Total revenues	$497,745	$233,984	$263,761

Production volumes
Oil (MBbl)	7,098	6,944	154
Natural gas liquids (MMgal)	85.3	84.8	0.5
Natural gas (MMcf)	13,326	14,742	(1,416)

Total production volumes (MBOE)	11,350	11,421	(71)

Average daily production volumes
Oil (MBbl/d)	39.2	38.2	1.0
Natural gas liquids (MMgal/d)	0.5	0.5	—
Natural gas (MMcf/d)	73.6	81.0	(7.4)

Total average daily production volumes (MBOE/d)	62.7	62.8	(0.1)

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$45.58	$35.62	$9.96
Natural gas liquids (per gallon)	$0.38	$0.27	$0.11
Natural gas (per Mcf)	$2.39	$1.70	$0.69
Average realized prices excluding effects of all derivative instruments
Oil (per barrel)	$46.40	$35.79	$10.61
Natural gas liquids (per gallon)	$0.40	$0.27	$0.13
Natural gas (per Mcf)	$2.36	$1.59	$0.77
Costs per BOE
Oil, natural gas liquids and natural gas production expenses	$7.51	$7.93	$(0.42)
Production and ad valorem taxes	$2.29	$1.96	$0.33
Depreciation, depletion and amortization	$19.49	$20.70	$(1.21)
Exploration expense	$0.50	$0.15	$0.35
General and administrative	$3.54	$4.65	$(1.11)
Capital expenditures (includes acquisitions)	$720,246	$217,050	$503,196